Company Presentation June 2011 Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements that have been made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,”
“plan,” “predict,” “project,” “should,” “will” or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially from those expressed or implied by these forward-looking statements. In evaluating these statements, you should specifically consider the risks outlined in detail under the heading “Risk Factors” in our Annual
Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on February 23,
2010, as revised by the filing of our Current Report on Form 8-K on January 14, 2011, and under the heading “Risk Factors” on page 2 of our Registration Statement on Form S-3, filed with the SEC on
March 30, 2011, including, but not limited to, the following factors: general economic and business conditions affecting the lodging and travel industry, both nationally and locally, including a prolonged
U.S. recession; the need to operate as a REIT and comply with other applicable laws and regulations;
rising operating expenses; relationships with and requirements of franchisors and hotel brands;
relationships with and the performance of the managers of our hotels; the ground or air leases for 7 of the 33 hotels; our ability to complete acquisitions and dispositions; and competition for the acquisition of hotels. These factors may cause our actual events to differ materially from the expectations expressed or implied by any forward-looking statement. We do not undertake to update any forward-looking statement.
This presentation includes non-GAAP financial information that the issuer considers useful to investors as a key measure of operating performance. A reconciliation to U.S. GAAP can be found in the
Investor Relations section of the company’s website at www.sunstonehotels.com.

Sunstone Mission and Investment Strategy
Sunstone is focused on generating superior, risk-adjusted
shareholder returns through acquiring, asset managing and
capital recycling institutional-quality hotels.
Investment Highlights
High-quality portfolio of institutional-quality, upper upscale hotels located in the top
U.S. lodging markets
Recently redefined management team comprised of industry professionals with average industry tenure in excess of 20 years
Balanced and simple strategy focused on driving long-term shareholder value by:
Maximizing portfolio profitability through intensive asset management
Reducing risk through measured improvements in credit statistics
Enhancing portfolio quality through value-adding renovations
Improving portfolio quality, growth potential and scale through disciplined acquisitions and select dispositions at attractive spreads to our WACC

Sunstone Portfolio –
We own…
460-room Hilton Times Square 807-room Renaissance Washington D.C.
494-room Renaissance Orlando
412-room Marriott Long Wharf Boston
460-room Doubletree Guest
Suites Times Square
…thirty-three institutional-quality, primarily upper-upscale hotels.
1,190-room Hilton San Diego Bayfront

Mid-West (7) – 11%
Northeast (9) – 41%
●DC/Baltimore (3) 16%
●NYC (3) 15%
●Boston (2) 8%
West (13) – 35%
●San Diego (4) 18%
●Los Angeles (4) 7%
●Orange County (2) 6%
South (4) – 13%

SUNSTONE HOTEL INVESTORS

4 Sunstone Portfolio – We own… …a geographically diverse portfolio located primarily in coastal, urban markets. 2010 Total Revenue by Region (number of hotels in parentheses)

Sunstone Portfolio –
We own…
Hotel Rooms
Northeast Region
Marriott Boston Long Wharf 412
Marriott Boston Quincy 464
Doubletree Guest Suites Times Square (Hilton Suites)
(1)
460
Hilton Times Square 460
Renaissance Westchester 347
Marriott West Philadelphia 289
Renaissance Washington, D.C. 807
Marriott Tysons Corner
396
Renaissance Baltimore Harborplace
622
Northeast Total 4,257
Mid-West Region
Embassy Suites Chicago 367
Marriott Troy
350
Doubletree Guest Suites Minneapolis
229
Kahler Grand Rochester
668
Marriott Rochester 203
Kahler Inn & Suites 271
Residence Inn by Marriott Rochester 89
Mid-West Total 2,177
Hotel Rooms
West Region
Renaissance Long Beach
374
Renaissance Los Angeles Airport
499
Courtyard by Marriott Los Angeles Airport
179
Sheraton Cerritos
203
Hyatt Regency Newport Beach
403
Fairmont Newport Beach
444
Hilton San Diego Bayfront
1,190
Embassy Suites La Jolla
340
Marriott Del Mar
284
Hilton Del Mar
257
Marriott Park City
199
Marriott Portland
249
Valley River Inn
257
West Total
4,878
South Region
Renaissance Orlando at SeaWorld®
781
JW Marriott New Orleans
494
Hilton Houston
480
Marriott Houston
390
South Total
2,145
Total
13,457
(1) Conversion to Hilton Suites is expected to be completed in 2012.
…a geographically diverse portfolio located primarily in coastal, urban markets.

Sunstone Portfolio –
We own…
(1) Pro forma Hotel EBITDA and pro forma metrics includes prior ownership of acquired hotels and 100% ownership of the Hilton San Diego Bayfront.
…a geographically diverse portfolio located primarily in coastal, urban markets.
Top-10 EBITDA Producing Hotels
(1)
Rooms
1
Hilton San Diego Bayfront 1,190
2
Doubletree Guest Suites Times Square 460
3
Renaissance Washington, D.C. 807
4
Marriott Boston Long Wharf 412
5
Renaissance Orlando 781
6
Hilton Times Square 460
7
Renaissance Baltimore 622
8
Embassy Suites Chicago 367
9
JW Marriott New Orleans 494
10
Embassy Suites La Jolla 340
% of pro forma 2010
(1)
Rooms 44%
Hotel revenue 58%
Hotel EBITDA 67%

(1) Reflects unrestricted cash balance of $153.2M as of 3/31/11 adjusted for the preferred offering ($111M), sale of the Royal Palm ($130M, including the $90M note receivable), less the acquisition of the Hilton San Diego ($181M).

(2) 2011 Pro Forma Adjusted EBITDA Guidance includes approximately $7 million of EBITDA associated with periods of prior ownership for hotels acquired in 2011.

(3) Reflects 4% FF&E reserve.

(4) Reflects pro forma 2010 and 2011 guidance as presented on earnings release dated 5/5/11.

(5) Reflects 2011 actual guidance as presented on earnings release dated 5/5/11 plus prior ownership Adjusted EBITDA for 1Q 2011 for all acquired less adjusted EBITDA for 1Q 2011 sold assets.

The Earnings Releases dated 5/5/11 is available in the investor relations section of the Company's website at http://www.sunstonehotels.com/investor_relations/news_releases.cfm.

SUNSTONE HOTEL INVESTORS

Sunstone Corporate Profile –
We are…
…a top quality lodging REIT with an enterprise value of over $3 billion.
Valuation Sensitivity
A change of:
Would result in a share
price change of:
$10,000 per key $1.10
1.0x in EBITDA multiple $1.75
25 bps in capitalization rate $1.15
2010 Pro Forma & 2011 Guidance
(4)
2010 Pro Forma RevPAR $114.39
2011 Pro Forma RevPAR Guidance  (%) 6.0 - 8.0%
2011 Pro Forma RevPAR Guidance  ($) $121.25 - $123.50
2010 Pro Forma Adjusted EBITDA
(4)
$203.4M
2011 Adjusted EBITDA Guidance
(4)
$204.0 - $215.4M
2011 Pro Forma EBITDA Guidance
(5)
$211.1 - $222.5M
Capital Structure / Valuation Metrics
Shares 117.2 M
Stock Price (June 2, 2011) $9.81
Equity Market Cap $1,150 M
Total Mortgage Debt $1,632 M
Total Corporate Debt $63 M
Total Preferreds $391 M
Pro Forma Cash
(1)
($213 M)
TEV $3,022.2 M
TEV/key $230,000
2010 pro forma EBITDA Multiple 14.9x
Implied 2011 pro forma EBITDA Multiple
(2)
13.6x - 14.3x
2010 pro forma Cap Rate
(2) (3)
5.7%
Implied 2011 pro forma Cap Rate
(2) (3)
5.9% - 6.3%

$225.0
$200.0
$175.0
$150.0
$125.0
$100.0
$157.9
$14.0
$59.5
$203.4
$7.7-
$19.1
$211.1-
$222.5
2010
2011
Actual Adjusted EBITDA
Sold Hotels Adjusted EBITDA
Acquired Hotels Adjusted EBITDA
Pro forma 33 hotel portfolio Adjusted EBITDA (1)
Operations Growth - RevPAR Guidance 6%-8%
Pro forma Adjusted EBITDA Guidance (2)

(1) As presented in the Company's Earnings Release dated 5/5/2011, available in the investor relations section of the Company's website at http://www.sunstonehotels.com/investor_relations/news_releases.cfm.

(2) 2011 Pro Forma Adjusted EBITDA Guidance includes approximately $7 million of EBITDA associated with periods of prior ownership for hotels acquired in 2011.

SUNSTONE HOTEL INVESTORS

8 Sunstone Corporate Profile – We are… … increasing our cash flow through disciplined internal and external investments and proactive asset management. Pro Forma Adjusted Corporate EBITDA Buildup

Ken Cruse
President
(1)
Marc Hoffman
EVP & COO
Lindsay Monge
SVP  – Treasury &
Administration
Guy Lindsey
SVP – Design &
Construction
Bryan Giglia
SVP  – Finance
John Arabia
EVP & CFO
Robert Springer
SVP  – Acquisitions
Experienced Management Team –
We are…
…a cohesive management team singularly focused on
driving shareholder value.
Hotel/Real Estate:  20 years
Hotel/Real Estate:  34 years Hotel/Real Estate:  24 years
Hotel/Real Estate:  27 years Hotel/Real Estate:  12 years Hotel/Real Estate:  15 years
Hotel/Real Estate:  15 years
(1) Formal transition to CEO expected during 2011.

Sunstone Corporate Profile –
We have…
…a significant opportunity to improve valuation by removing
overhang issues and unlocking our portfolio’s intrinsic value.
Management transition –
we will build investor confidence by completing
our leadership transition and consistently executing on our business plan
Improving operations –
we believe our recently completed or in-process
renovations combined with our redefined hotel operating models will produce meaningful RevPAR index gains, margin expansion and cash flow growth
Credit enhancement –
by continuing to improve our credit statistics and
reducing our leverage, we will reduce corporate risk and provide greater flexibility
Dividend reintroduction –
improved cash flow from both internal and
external growth initiatives is likely to result in a reintroduction of our common dividend beginning in 2011

Sunstone Portfolio –
We expect…
…our portfolio to generate significant internal growth over
the next several years, driven by:
Cyclical recovery –
we are in the early stages of what we believe will be a
strong and prolonged recovery. PKF expects a 6 - 7% RevPAR CAGR (2010
– 2015)
Renovations
– we expect our recently completed and in-process
renovations will result in RevPAR index gains and meaningful cash flow growth
Asset management –
our redefined hotel operating model drove significant
margin expansion as compared to prior trough. We expect margins to continue to benefit from new efficiencies resulting in margin expansion over prior peak

Sunstone Portfolio –
We are…
Rebranding Doubletree Times Square to Hilton Suites Times Square
Capitalize on the strength of a higher-rated brand with international draw
Control of all Times Square Hilton branded product
Conversion expected following a renovation of the hotel (anticipated completion in Q2 2012)
Complexed Times Square Hotels under Highgate management
Maximize RevPAR and minimize overhead costs across our combined 920 rooms within the
Times Square sub-market
…enhancing the value of our portfolio.

Sunstone Portfolio –
We have…
…completed, or are about to complete, significant renovations throughout our portfolio.
In 2011, we expect to invest approximately $100 – 115 million renovating and repositioning our portfolio.
1Q 2011 completed projects include:
Embassy Suites Chicago – guestrooms/bathrooms
Marriott Boston Quincy – guestrooms/bathrooms/lobby
Marriott Tysons Corner – guestrooms/bathrooms/exterior
Sheraton Cerritos – guestrooms
Marriott Rochester – guestrooms/bathrooms/lobby
Marriott Houston – guestrooms/bathrooms
Kahler Grand – guestrooms/bathrooms/meeting space
Doubletree Minneapolis – guestrooms/bathrooms/lobby

14 Sunstone Portfolio – Recent Renovations

2010 Metrics[1]	Doubletree Guest Suites Times Square	JW Marriott New Orleans	Hilton San Diego Bayfront	**Total**
No. Keys	460	494	1,190	**2,144**
RevPAR	$302.25	$114.79	$139.51	**$168.73**
Adjusted EBITDA (millions)	$19.5	$7.3	$34.3	**$61.1**
Adjusted EBITDA per key	$42,400	$14,800	$28,900	**$28,500**
EBITDA Multiple	14.7x	12.8x	13.7x	**13.9x**

(1) As reported in press releases dated 2/17/11 and 3/29/11, available in the investor relations section of the Company's website at http://www.sunstonehotels.com/investor_relations/news_releases.cfm.

JW MARRIOTT

We will source future deals based on the following criteria:

- ✓ Beneficial to credit profile
- ✓ Beneficial to portfolio quality / growth
- ✓ $100+ RevPAR
- ✓ 350+ keys
- ✓ Top-25 US markets
- ✓ Upper-upscale in quality

SUNSTONE
HOTEL INVESTORS

15 Proven Acquisitions Execution – We have acquired… …major urban hotels at attractive spreads to our WACC, primarily sourced in off-market deals:

460-key premier Times Square location
540 square foot standard rooms
Upscaling to Hilton Suites after renovation
Managed by Highgate Hotels
All-in acquisition cost of $286.0 million or
$622,000 per key
(approximately $500,000 per key net
of signage value)
Acquisition price effectively reduced by $27
million as a result of Sunstone’s acquisition of
mezzanine debt at a significant discount in 2010
14.7x multiple on 2010 EBITDA
Assumed $270.0 million, floating-rate non-
recourse senior mortgage at LIBOR + 115 bps
Strong market dynamics
Benefits from both business and leisure demand
generators resulting in high-90’s occupancy
Complexed with Sunstone’s Hilton Times Square
(both managed by Highgate)
Proven Acquisitions Execution –
We acquired…
…the Doubletree Guest Suites Times Square on January 14, 2011:

494-key luxury hotel centrally located in
downtown New Orleans
Managed by Marriott
All-in acquisition cost of $94.3 million or
$190,000 per key
12.8x multiple on 2010 EBITDA
Assumed $42.2 million, fixed 5.45% non-
recourse senior mortgage
Strong Market Dynamics
New Orleans ranked first out of the top-25 US
markets in terms of 2010 RevPAR growth
Growth trends expected to outperform through
2014
Off-market transaction sourced through
industry relationship
Proven Acquisitions Execution –
We acquired…
…the JW Marriott New Orleans on February 15, 2011:

1,190-key upper-upscale hotel centrally
located in downtown San Diego
Top-quality convention property
Managed by Hilton
Acquisition value of $475.0 million (based
on 100%) or $399,000 per key
13.7x multiple on 2010 EBITDA
$240.0 million, non-recourse senior mortgage at
LIBOR + 325 bps
Strong Market Dynamics
San Diego ranks fourth out of 50 U.S. lodging
markets in terms of projected compounded
average annual RevPAR growth for 2010–2014
(1)
Provides balance to Sunstone’s large east
coast convention hotels
(1) Estimated at 8.4% according to PKF Hospitality Research.
Proven Acquisitions Execution –
We acquired…
…75% ownership of the Hilton San Diego Bayfront on April 15, 2011:

…maintaining our strong liquidity and access to capital,
increasing our financial flexibility and lowering our cost of capital through a gradual and methodical reduction of our
leverage:
Balance Sheet Management –
We are focused on…
Highly equitized acquisitions that will enhance our growth profile
Debt reduction through capital recycling
Improving cash flow during the cyclical recovery
We will not issue equity at prices below our estimate of the intrinsic value of our portfolio simply to achieve our balance sheet objectives.

✓

✓

✓

9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.40x
2.20x
2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
2007
2008
2009
2010 Pro Forma
Mid-2012 Target
2014 Target
Debt to EBITDA (1)
Fixed Charge Coverage (1)

(1) As reported in Compliance Certificates to Series C Preferred Stock dated 3/18/08, 2/20/09, and 11/13/09, respectively. 2010 data is pro forma for the acquisition of the Doubletree Guest Suites Times Square, the JW Marriott New Orleans and the Hilton San Diego Bayfront.

SUNSTONE HOTEL INVESTORS

Measured improvement of leverage profile
• Cyclical cash flow growth
• Transactions structured with higher equity content
Long-term focus: build strength, flexibility, and positioning over several years
• 18-month credit target: 1.65x Fixed Charge Coverage, 6.0x Debt to EBITDA
Position Sunstone to capitalize on opportunities during the next cyclical trough
Balance Sheet Management –
We are focused on…
…achieving our credit objectives:

We intend to pay down approximately $90M of the $270M Doubletree Times Square mortgage upon refinance in 2011.
Following the Doubletree refinance, 2012-2014 debt maturities of approximately $100M and principal amortization of $80M equate to less than 6% of asset value(1).
$ (millions)
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$-
$303.1
$64.7
$271.0
$509.0
$251.0
$293.9
2011
2012
2013
2014
2015
2016
2017
2018
2019 & Beyond

(1) Asset value reflects 3/31/11 value of $2.8B (Form 10-Q dated 5/6/2011) adjusted for the acquisition of the 75% interest in the Hilton San Diego Bayfront.

SUNSTONE HOTEL INVESTORS

21 Balance Sheet Management – We are focused on… …maintaining a well staggered debt maturity schedule consisting of low rated, primarily property-secured, non-recourse debt:

Sunstone Mission and Investment Strategy
Sunstone is focused on generating superior, risk-adjusted
shareholder returns through acquiring, asset managing and
capital recycling institutional-quality hotels.
Investment Highlights
High-quality portfolio of institutional-quality, upper upscale hotels located in the top
U.S. lodging markets
Recently redefined management team comprised of industry professionals with average industry tenure in excess of 20 years
Balanced and simple strategy focused on driving long-term shareholder value by:
Maximizing portfolio profitability through intensive asset management
Reducing risk through measured improvements in credit statistics
Enhancing portfolio quality through value-adding renovations
Improving portfolio quality, growth potential and scale through disciplined acquisitions and select dispositions at attractive spreads to our WACC

Appendix

(1) Reflects midpoint of 2011 guidance as presented on earnings release dated 5/5/11, available in the investor relations section of the Company's website at http://www.sunstonehotels.com/investor_relations/news_releases.cfm.

(2) Reflects estimated 2011 tax depreciation.

(3) Reflects estimated taxable income available for common dividends based on guidance provided 5/5/11.

SUNSTONE
HOTEL INVESTORS

…likely to reintroduce common dividends in 2011.
Sunstone Corporate Profile –
We are…
2011 Taxable Income Projection
2011 Guidance
(1)
Midpoint of 2011 Adjusted EBITDA Guidance
(1)
$209,700
Interest expense 78,500
Amortization of deferred financing 2,400
Tax depreciation
(2)
92,000
Preferred dividends 27,400
Estimated 2011 Taxable Income to Common Shareholders
(3)
$9,400

Sunstone 33-Hotel Portfolio
Hotel State Region Chain Scale Service Rooms Manager
Segment (1) Category
West Region
Renaissance Long Beach California West Upper Upscale Full Service 374 Marriott
Renaissance Los Angeles Airport California West Upper Upscale Full Service 499 Marriott
Courtyard by Marriott Los Angeles Airport
California West Upscale Select Service 179 Interstate SHP
Sheraton Cerritos California West Upper Upscale Full Service 203 Interstate SHP
Hyatt Regency Newport Beach California West Upper Upscale Full Service 403 Hyatt
Fairmont Newport Beach California West Luxury Full Service 444 Fairmont
Hilton San Diego Bayfront California West Upper Upscale Full Service 1,190 Hilton
Embassy Suites La Jolla California West Upper Upscale Extended Stay 340 Hilton
Marriott Del Mar California West Upper Upscale Full Service 284 Marriott
Hilton Del Mar California West Upper Upscale Full Service 257 Sage
Marriott Park City Utah West Upper Upscale Full Service 199 Interstate SHP
Marriott Portland Oregon West Upper Upscale Full Service 249 Interstate SHP
Valley River Inn Oregon West Upscale Full Service 257 Interstate SHP
West Total
West Total 4,878
Northeast Region
Marriott Boston Long Wharf Massachusetts Northeast Upper Upscale Full Service 412 Marriott
Marriott Boston Quincy Massachusetts Northeast Upper Upscale Full Service 464 Marriott
Doubletree Guest Suites Times Square (Hilton Suites)
(1)
New York Northeast Upscale Full Service 460 Highgate
Hilton Times Square New York Northeast Upper Upscale Full Service 460 Highgate
Renaissance Westchester New York Northeast Upper Upscale Full Service 347 Marriott
Marriott West Philadelphia Pennsylvania Northeast Upper Upscale Full Service 289 Marriott
Renaissance Washington, D.C. District of Columbia Northeast Upper Upscale Full Service 807 Marriott
Marriott Tysons Corner
Virginia Northeast Upper Upscale Full Service 396 Marriott
Renaissance Baltimore Harborplace Maryland Northeast Upper Upscale Full Service 622 Marriott
Northeast Total Northeast Total 4,257
Mid-West Region
Embassy Suites Chicago Illinois Mid-West Upper Upscale Extended Stay 367 Davidson
Marriott Troy
Michigan Mid-West Upper Upscale Full Service 350 Marriott
Doubletree Guest Suites Minneapolis Minnesota Mid-West Upscale Full Service 229 Interstate SHP
Kahler Grand Rochester Minnesota Mid-West Upscale Full Service 668 Interstate SHP
Marriott Rochester Minnesota Mid-West Upper Upscale Full Service 203 Interstate SHP
Kahler Inn & Suites Minnesota Mid-West Midscale with F/B Extended Stay 271 Interstate SHP
Residence Inn by Marriott Rochester Minnesota Mid-West Upscale Extended Stay 89 Interstate SHP
Mid-West Total Mid-West Total 2,177
South Region
Renaissance Orlando at SeaWorld® Florida South Upper Upscale Full Service 781 Marriott
JW Marriott New Orleans
Louisiana South Luxury Full Service 494 Marriott
Hilton Houston Texas South Upper Upscale Full Service 480 Interstate SHP
Marriott Houston Texas South Upper Upscale Full Service 390 Interstate SHP
South Total South Total 2,145
Total
13,457
(1) Conversion to Hilton Suites is expected to be completed in 2012.

26 Sunstone Portfolio – We have… …completed, or are about to complete, significant renovations throughout our portfolio. Marriott Boston Long Wharf lobby renderings:

VANITY
F A I R
PORT-
RAITS

SUNSTONE
HOTEL INVESTORS

27 Sunstone Portfolio – We have… …completed, or are about to complete, significant renovations throughout our portfolio. Renaissance Long Beach completed lobby renovation:

28 Sunstone Portfolio – We have… …completed, or are about to complete, significant renovations throughout our portfolio. Renaissance Washington D.C. completed lobby renovation:

29 Sunstone Portfolio – We have… …completed, or are about to complete, significant renovations throughout our portfolio. Philadelphia Marriott completed lobby renovation:

30 Sunstone Portfolio – We have… …completed, or are about to complete, significant renovations throughout our portfolio. Boston Marriott Quincy completed rooms and public space renovation:

31 Sunstone Portfolio – We have… …completed, or are about to complete, significant renovations throughout our portfolio. Embassy Suites Chicago completed rooms renovation:

32 Sunstone Portfolio – We have… …completed, or are about to complete, significant renovations throughout our portfolio. Doubletree Minneapolis completed rooms and public space renovation:

EXISTING
MEETING CENTER
PARKING
LIMIT OF WORK
PROPOSED
FUNCTION TERRACE
SPA
EQUIPMENT
FOUNTAIN
EQUIPMENT
VAULT
GAZEBO
EXISTING
FUNCTION LAWN
(5,800 SF)
FUNCTION
LAWN
PROPOSED
FUNCTION LAWN
SPA
POOL
DECK
URN
(TYP.)
GATE
(TYP.)
FOUNTAIN
DECORATIVE
FENCE (TYP.)
PRE-FUNCTION
TERRACE
EXISTING
POOL
URNS (TYP.)
EXIST
POOL
BAR
PLANTER
(TYP.)
TRELLIS
SEATING
AREA
GATE
EXISTING
RESORT BUILDING
& ATRIUM
DECORATIVE
FENCE
EXISTING
MEETING CENTER
PARKING
STORMWATER
MANAGEMENT
AREA

SUNSTONE
HOTEL INVESTORS

Sunstone Portfolio –
We have…
…completed, or are about to complete, significant renovations throughout our portfolio. Renaissance Orlando themed pool experience and 10,000 sq. ft. function lawn  - 2Q 2011 estimated completion date: